UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2025

ESSA Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania		18360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ESSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on January 9, 2025, ESSA Bancorp, Inc. (“ESSA”) and its wholly-owned subsidiary, ESSA Bank & Trust (“ESSA Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNB Financial Corporation (“CNB”) and its wholly-owned subsidiary, CNB Bank (“CNB Bank”), pursuant to which ESSA will merge with and into CNB, with CNB as the surviving entity (the “Merger”).
In connection with the proposed Merger, CNB filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, as amended, containing a prospectus of CNB and a joint proxy statement of CNB and ESSA, and ESSA filed a definitive joint proxy statement with the SEC, each dated March 5, 2025 (collectively, the “joint proxy statement/prospectus”), which ESSA first mailed to its shareholders on or about March 7, 2025.

Following the announcement of the Merger Agreement, between March 5, 2025 and March 17, 2025, ESSA received a total of five (5) demand letters from counsel representing purported shareholders of ESSA (collectively, the “Demand Letters”) and is aware of two complaints, Eric Miller v. ESSA Bancorp, Inc. et al., Index No. 651615/2025, filed in the Supreme Court of New York, County of New York, on March 25, 2025, and Mark Thomas v. ESSA Bancorp, Inc. et al., Index No. 651689/2025, filed in the Supreme Court of New York, County of New York, on March 27, 2025 (together, the “Complaints”). The Demand Letters and Complaints allege, among other things, that ESSA and/or its directors caused a materially false and misleading proxy statement relating to the Merger to be disseminated to ESSA’s investors in violation of Section 14(a) and 20(b) of the Securities Exchange Act of 1934 and New York common law.

ESSA believes that the allegations in the Demand Letters and the Complaints are without merit, that the disclosures in the joint proxy statement/prospectus comply fully with applicable laws, and that supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Demand Letters and Complaints delay or otherwise adversely affect the Merger, and to avoid the cost and distraction of litigation, and without admitting any liability or wrongdoing, ESSA is supplementing the joint proxy statement/prospectus as described in this Current Report on Form 8-K. ESSA and its directors deny that they have violated any laws, negligently misrepresented or concealed any information, or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the joint proxy statement/prospectus. To the contrary, ESSA and its directors specifically deny all allegations in the Demand Letters and the Complaints and that any additional disclosure in the joint proxy statement/prospectus was or is required.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

The supplemental information contained in this Current Report on Form 8-K supplements the disclosures contained in the joint proxy statement/prospectus and should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the joint proxy statement/prospectus, the information contained herein supersedes the information contained in the joint proxy statement/prospectus. Defined terms used but not defined below have the meanings set forth in the joint proxy statement/prospectus. All page references in the information below are to pages in the joint proxy statement/prospectus. Paragraph references used herein refer to the joint proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of April 9, 2025, unless the information indicates another date applies. Without admitting in any way that the disclosures below are material or otherwise required by law, rule or regulation, CNB and ESSA make the following amended and supplemental disclosures to the joint proxy statement/prospectus:

SUPPLEMENTAL DISCLOSURES TO THE
JOINT PROXY STATEMENT/PROSPECTUS
The Merger – Opinion of CNB’s Financial Advisor
1. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 123 (the CNB Peer Group) of the joint proxy statement/prospectus and replacing it with the following:
Financials as of September 30, 2024			Balance Sheet			Capital Position				LTM Profitability				Valuation as of January 7, 2025
									Bank
								Total	CRE/					Price /
				Loans/	NPAs/	TCE/	Lev.	RBC	Total				Effic.		LTM	2025E	Div.	Mkt.
			Assets	Deps.	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	NIM	Ratio	TBV	EPS	EPS	Yield	Cap.
Company	State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(%)	($M)

Amalgamated Financial Corp.	NY	AMAL	8,414	59.9	0.34	8.14	8.63	16.25	201	1.28	17.1	3.45	51.0	148	9.7	9.5	1.5	1,015
Univest Financial Corporation	PA	UVSP	8,206	98.2	0.44	8.71	9.53	14.27	252	0.94	8.7	2.85	66.3	119	11.5	—	2.9	831
Tompkins Financial Corporation	NY	TMP	8,006	89.4	0.78	7.91	9.19	13.21	315	0.85	10.0	2.77	67.9	152	14.2	12.8	3.8	949
Kearny Financial Corp.	NJ	KRNY	7,772	105.7	0.51	8.31	9.14	15.46	533	(1.16)	(11.4)	1.87	77.5	70	NM	10.9	6.3	434
Metropolitan Bank Holding Corp.	NY	MCB	7,403	94.1	0.42	9.54	10.57	13.22	371	0.83	8.9	3.46	62.7	92	11.0	8.1	—	653
Peapack-Gladstone Financial Corporation	NJ	PGC	6,794	89.6	1.18	8.31	9.33	15.19	358	0.50	5.6	2.27	74.2	97	17.1	11.5	0.6	539
Financial Institutions, Inc.	NY	FISI	6,156	83.0	0.65	6.93	8.98	12.95	283	0.83	11.3	2.83	66.5	97	8.3	7.8	4.6	514
TrustCo Bank Corp NY	NY	TRST	6,110	96.3	0.36	10.94	11.05	20.53	19	0.78	7.3	2.54	60.6	91	12.7	—	4.5	605
Shore Bancshares, Inc.	MD	SHBI	5,918	90.6	0.26	7.39	8.31	12.04	363	0.71	7.9	3.11	62.0	120	12.4	10.1	3.1	515
Northfield Bancorp, Inc. (Staten Island, NY)	NJ	NFBK	5,731	104.7	0.40	11.57	12.03	NR	441	0.47	3.9	2.10	68.0	73	17.6	12.1	4.6	483
Mid Penn Bancorp, Inc.	PA	MPB	5,527	94.2	0.32	8.13	8.39	11.93	395	0.90	8.8	3.06	65.8	106	9.6	9.9	2.9	542
Orrstown Financial Services, Inc.	PA	ORRF	5,471	85.6	0.49	7.46	7.96	12.40	341	0.43	4.8	3.84	60.6	171	18.9	8.1	2.6	683
Peoples Financial Services Corp.	PA	PFIS	5,360	87.7	0.41	6.90	7.64	11.94	329	0.15	1.6	2.60	65.5	135	NM	8.2	5.1	487
Arrow Financial Corporation	NY	AROW	4,411	87.0	0.49	8.39	9.78	14.46	124	0.78	8.7	2.66	67.5	121	13.6	10.1	4.2	446
First Bank	NJ	FRBA	3,758	101.2	0.47	9.41	9.53	11.55	397	1.11	10.5	3.61	55.5	97	8.5	8.4	1.8	339
BCB Bancorp, Inc.	NJ	BCBP	3,614	114.6	0.98	8.12	8.95	13.14	430	0.57	6.8	2.54	61.6	65	9.6	7.9	5.7	192
Citizens Financial Services, Inc.	PA	CZFS	3,026	95.1	0.77	7.17	8.96	11.55	301	0.91	8.8	3.11	63.5	135	10.4	9.6	3.3	285
Ponce Financial Group, Inc.	NY	PDLB	3,016	117.9	0.73	9.27	17.81	22.87	321	0.30	1.7	2.66	85.7	111	NM	NM	—	293

Note: Includes major exchange-traded (NASDAQ, NYSE and NYSEAM) banks headquartered in the Mid-Atlantic region, as defined by S&P Capital IQ Pro, with total assets between $3.0 billion and $9.0 billion; Excludes targets of announced mergers and The Bancorp, Inc. (TBBK) due to non-traditional business model; Bank level Call Report financial data shown where consolidated financials unavailable; “NR” stands for “Not Reported” denoting a bank’s election into the Community Bank Leverage Ratio (CBLR) framework; “NM” stands for “Not Meaningful” reflecting a Price / EPS multiple less than 0.0x or greater than 30.0x; Institutions not shown pro forma for pending or recently closed acquisitions or divestitures

2. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Comparable Company Analyses” is hereby amended by deleting the table of company names at the bottom of page 124 (ESSA Peer Group) of the joint proxy statement/prospectus and replacing it with the following:

Financials as of September 30, 2024			Balance Sheet			Capital Position				LTM Profitability				Valuation as of January 7, 2025
									Bank
								Total	CRE /					Price /
				Loans/	NPAs/	TCE/	Lev.	RBC	Total				Effic.		LTM	2025E	Div.	Mkt.
			Assets	Deps.	Assets	TA	Ratio	Ratio	RBC	ROAA	ROAE	NIM	Ratio	TBV	EPS	EPS	Yield	Cap.
Company	State	Ticker	($M)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(x)	(%)	($M)

LINKBANCORP, Inc.	PA	LNKB	2,880	93.4	0.59	7.02	9.41	11.44	366	0.22	2.3	3.85	66.8	138	NM	8.9	4.1	272
Chemung Financial Corporation	NY	CHMG	2,774	82.8	0.40	7.22	9.03	13.31	396	0.79	11.1	2.70	69.6	111	10.2	8.7	2.7	220
Citizens & Northern Corporation	PA	CZNC	2,671	88.6	0.88	8.51	9.71	15.72	251	0.87	8.6	3.30	69.3	126	12.7	10.1	6.1	281
Unity Bancorp, Inc.	NJ	UNTY	2,635	107.7	0.37	10.72	11.94	15.23	241	1.62	14.8	4.08	46.0	145	10.5	9.0	1.3	409
Fidelity D & D Bancorp, Inc.	PA	FDBC	2,616	76.6	0.29	7.19	9.30	14.60	166	0.63	8.3	2.69	65.4	138	16.8	—	3.6	258
Capital Bancorp, Inc.	MD	CBNK	2,561	96.4	0.60	10.94	11.85	16.65	319	1.40	12.4	6.38	66.9	137	11.8	8.9	1.5	456
Orange County Bancorp, Inc.	NY	OBT	2,519	83.9	0.43	7.44	10.06	14.89	415	1.17	17.2	3.83	57.6	163	10.5	9.6	1.9	304
ACNB Corporation	PA	ACNB	2,421	93.6	0.27	10.74	12.46	18.15	206	1.21	10.4	3.82	61.5	129	11.2	9.6	3.3	328
Meridian Corporation	PA	MRBK	2,388	101.5	1.97	6.74	9.32	NR	273	0.49	7.0	3.14	73.4	98	13.8	8.0	3.6	154
Princeton Bancorp, Inc.	NJ	BPRN	2,355	89.5	0.10	10.41	11.44	13.17	449	0.51	4.2	3.53	63.2	92	20.2	9.2	3.7	224
Hanover Bancorp, Inc.	NY	HNVR	2,328	102.5	0.66	7.27	8.85	14.24	397	0.55	6.5	2.41	68.3	95	13.5	9.5	1.8	160
Norwood Financial Corp.	PA	NWFL	2,280	90.3	0.35	7.39	9.03	12.78	138	0.58	7.1	2.88	65.4	127	16.3	10.1	4.8	209
Franklin Financial Services Corporation	PA	FRAF	2,151	79.3	0.00	6.58	8.44	14.73	330	0.71	10.7	3.02	73.4	91	9.1	—	4.4	128
Parke Bancorp, Inc.	NJ	PKBK	2,065	118.0	0.67	14.34	15.46	NR	183	1.44	9.8	3.03	38.6	78	8.3	—	3.7	231
Northeast Community Bancorp, Inc.	NY	NECB	1,968	108.1	0.27	15.73	14.76	14.04	564	2.65	16.8	5.81	35.7	108	6.6	7.8	2.5	278
First United Corporation	MD	FUNC	1,916	94.0	0.57	8.51	11.88	15.83	202	0.83	9.8	3.30	61.8	131	13.4	10.0	2.7	212
Esquire Financial Holdings, Inc.	NY	ESQ	1,782	84.4	0.62	13.05	12.60	16.64	187	2.60	20.3	6.14	48.9	288	16.2	14.6	0.7	630
CB Financial Services, Inc.	PA	CBFV	1,562	78.7	0.14	8.98	9.96	15.76	241	1.56	17.0	3.20	69.6	103	6.3	15.0	3.6	144
Pathfinder Bancorp, Inc.	NY	PBHC	1,483	77.0	1.09	7.36	8.29	15.55	189	0.15	1.8	2.91	68.0	98	NM	—	2.3	106
SR Bancorp, Inc.	NJ	SRBK	1,053	92.9	0.00	16.85	16.06	NR	168	0.09	0.5	3.33	74.8	65	NM	—	—	104
Note: Includes major exchange-traded (NASDAQ, NYSE and NYSEAM) banks headquartered in the Mid-Atlantic region, as defined by S&P Capital IQ Pro, with total assets between $1.0 billion and $3.0 billion and LTM ROAA greater than 0.00%; Excludes targets of announced mergers; Bank level Call Report financial data shown where consolidated financials unavailable; “NR” stands for “Not Reported” denoting a bank’s election into the Community Bank Leverage Ratio (CBLR) framework; “NM” stands for “Not Meaningful” reflecting a Price / LTM EPS multiple less than 0.0x or greater than 30.0x; Institutions not shown pro forma for pending or recently closed acquisitions or divestitures
Source: S&P Capital IQ Pro.

3. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the top of page 126 (the Regional Precedent Transactions) of the joint proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price /		Core	1-Day					LTM
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Effic.	NPAs/
					Value	EPS	TBV	Prem	Prem	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Annc. Date	($M)	(x)	(%)	(%)	(%)	($M)	(%)	(%)	(%)	(%)	(%)

Northwest Bancshares, Inc.	OH	Penns Woods Bancorp Inc.	PA	12/17/24	270.4	13.1	139	5.3	1.9	2,259	8.3	0.88	10.3	65.8	0.20
NBT Bancorp Inc.	NY	Evans Bancorp Inc.	NY	09/09/24	236.2	12.2	132	3.7	18.3	2,257	7.8	0.88	11.4	79.9	1.31
ConnectOne Bancorp Inc.	NJ	The Frst of Long Island Corp.	NY	09/05/24	280.8	12.7	74	(3.1)	(0.8)	4,209	8.9	0.52	6.0	70.5	0.06
Peoples Financial Services	PA	FNCB Bancorp Inc.	PA	09/27/23	128.1	8.0	102	0.3	5.3	1,862	6.7	0.91	13.0	60.2	0.29
First Bank	NJ	Malvern Bancorp Inc	PA	12/14/22	150.1	21.4	102	0.5	27.4	1,044	14.0	0.63	4.8	71.0	0.57
First Commonwealth Financial	PA	Centric Financial Corp.	PA	08/30/22	137.5	14.8	131	4.8	42.5	1,036	9.6	0.85	9.3	57.5	1.21
Brookline Bancorp Inc.	MA	PCSB Financial Corp.	NY	05/24/22	320.1	20.3	118	3.3	13.9	1,985	13.7	0.79	5.4	64.9	0.44
Farmers National Banc Corp.	OH	Emclaire Financial Corp	PA	03/24/22	106.8	10.4	142	4.1	29.7	1,060	7.0	0.95	10.9	62.3	0.25
Fulton Financial Corp.	PA	Prudential Bancorp Inc.	PA	03/02/22	138.3	17.9	107	1.7	21.1	1,084	11.8	0.69	5.9	69.6	1.21
F.N.B. Corp.	PA	Howard Bancorp Inc.	MD	07/13/21	421.7	18.0	154	9.0	40.6	2,600	10.4	0.89	7.7	53.9	0.65
Lakeland Bancorp	NJ	1st Constitution Bancorp	NJ	07/12/21	243.6	11.5	152	5.9	14.1	1,789	9.1	1.16	11.3	54.5	0.97
Mid Penn Bancorp Inc.	PA	Riverview Financial Corp.	PA	06/30/21	124.8	12.2	121	2.3	11.6	1,215	8.5	0.75	10.3	73.4	0.98
Valley National Bancorp	NY	Westchester Bank Holding Corp.	NY	06/29/21	220.2	18.1	169	8.7	—	1,313	10.1	1.07	10.3	44.9	0.21

Note: Includes United States bank M&A transactions announced between January 1, 2021 and January 7, 2025 with targets headquartered in Maryland, New Jersey, New York and Pennsylvania and total assets between $1 billion and $5 billion at announcement; Excludes transactions with non-disclosed deal values, merger-of-equal (MOE) transactions (as defined by S&P Capital IQ Pro), private investors, private equity buyers and credit union buyers
Source: S&P Capital IQ Pro

4. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names in the middle of page 126 (the Nationwide Precedent Transactions) of the joint proxy statement/prospectus and replacing it with the following:

					Transaction Information					Seller Information
						Price /		Core	1-Day					LTM
					Deal	LTM		Deposit	Market	Total	TCE/	LTM	LTM	Effic.	NPAs /
					Value	EPS	TBV	Prem	Prem	Assets	TA	ROAA	ROAE	Ratio	Assets
Acquiror	St	Target	St	Annc. Date	($M)	(x)	(%)	(%)	(%)	($M)	(%)	(%)	(%)	(%)	(%)

Northwest Bancshares, Inc.	OH	Penns Woods Bancorp Inc.	PA	12/17/24	270.4	13.1	139	5.3	1.9	2,259	8.3	0.88	10.3	65.8	0.20
EverBank Financial Corp	FL	Sterling Bank & Trust FSB	MI	09/16/24	261.0	31.8	82	(4.1)	(13.3)	2,374	13.4	0.34	2.6	94.8	0.47
Camden National Corp.	ME	Northway Financial Inc.	NH	09/10/24	86.6	17.2	139	2.6	60.9	1,276	4.9	0.39	7.4	82.7	0.28
NBT Bancorp Inc.	NY	Evans Bancorp Inc.	NY	09/09/24	236.2	12.2	132	3.7	18.3	2,257	7.8	0.88	11.4	79.9	1.31
German American Bancorp Inc.	IN	Heartland BancCorp	OH	07/29/24	347.0	16.2	212	15.7	80.0	1,920	8.1	1.09	12.9	64.2	0.06
ChoiceOne Financial Services	MI	Fentura Financial Inc.	MI	07/25/24	180.4	14.5	135	3.7	33.9	1,757	7.7	0.70	8.9	72.8	0.56
West Coast Community Bancorp	CA	1st Capital Bancorp	CA	05/20/24	60.4	17.7	93	(0.6)	(0.5)	1,015	6.4	0.35	5.7	72.0	0.05
Alerus Financial Corp.	ND	HMN Financial Inc.	MN	05/15/24	115.5	20.1	107	0.8	32.6	1,151	9.4	0.50	4.7	77.8	0.28
United Bankshares Inc.	WV	Piedmont Bancorp Inc.	GA	05/10/24	270.1	9.8	155	8.4	—	2,080	9.8	1.43	13.6	51.1	0.00
Hope Bancorp, Inc.	CA	Territorial Bancorp Inc.	HI	04/29/24	79.4	15.5	31	(14.2)	24.8	2,237	11.2	0.23	2.0	84.8	0.10
Wintrust Financial Corp.	IL	Macatawa Bank Corp.	MI	04/15/24	512.4	12.4	174	10.4	54.9	2,615	11.2	1.53	15.0	50.6	0.00

Note: Includes United States bank M&A transactions announced between January 1, 2024 and January 7, 2025 with target total assets between $1 billion and $3 billion at announcement; Excludes transactions with non-disclosed deal values, merger-of-equal (MOE) transactions (as defined by S&P Capital IQ Pro), private investors, private equity buyers and credit union buyers
Source: S&P Capital IQ Pro

5. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following to the first paragraph thereunder as a new third sentence following the number 140% at the top of page 127 of the joint proxy statement/prospectus:

Piper Sandler selected these price-to-earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to CNB.
6. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Net Present Value Analyses” is hereby supplemented by adding the following to the paragraph at the top of page 128 of the joint proxy statement/prospectus as a new third sentence following the number 155%:
Piper Sandler selected these price-to-earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to ESSA.
7. The disclosure under the heading “The Merger — Opinion of CNB’s Financial Advisor — Pro Forma Transaction Analysis” is hereby supplemented by adding the following to the first paragraph thereunder as a new third sentence at the top of page 129 of the joint proxy statement/prospectus:

For more information about certain of the assumptions provided by the senior management of CNB for use in Piper Sandler’s pro forma analysis, see the Investor Presentation filed by CNB as an exhibit to its Current Report on Form 8-K filed with the SEC on January 10, 2025, which is incorporated by reference herein.

8. The disclosure under the heading “The Merger — Opinion of ESSA’s Financial Advisor — Selected Companies Analysis of ESSA” is hereby amended by adding the following table below the table titled “Description of Selected Companies” on page 136 of the joint proxy statement/prospectus:
Description of Selected Companies (continued) (1)
Institution Name	Total Assets	Tangible Equity/ Tangible Assets (%)	Net Interest Margin (%)	NPAs/ Assets (%)	ROAA (%)	ROAE (%)
(Dollars in thousands)
Citizens & Northern Corporation	$2,670,822	8.51	3.30	0.88	0.87	8.56
Embassy Bancorp, Inc.	$1,715,194	6.68	2.22	0.07	0.63	10.37
ENB Financial Corp	$2,092,471	6.46	2.85	0.47	0.81	13.50
Fidelity D & D Bancorp, Inc.	$2,615,933	7.19	2.69	0.29	0.63	8.26
Franklin Financial Services Corporation	$2,151,363	6.58	3.02	—	0.71	10.66
Kish Bancorp, Inc.	$1,664,795	6.07	3.19	0.03	0.89	13.42
LINKBANCORP, Inc.	$2,879,941	7.02	3.85	0.59	0.22	2.27
Meridian Corporation	$2,387,721	6.74	3.14	1.97	0.49	7.02
Muncy Columbia Financial Corporation	$1,607,322	8.47	3.25	0.52	0.83	8.51
Norwood Financial Corp.	$2,279,751	7.39	2.88	0.35	0.58	7.15
QNB Corp.	$1,841,563	5.72	2.43	0.09	0.53	5.93
Somerset Trust Holding Company	$2,354,620	6.79	3.75	0.61	0.93	14.88

Source: S&P Global Market Intelligence.
(1)	Financial data was as of or for the 12 months ending September 30, 2024.

9. The disclosure under the heading “The Merger — Opinion of ESSA’s Financial Advisor — Discounted Cash Flow Analysis of ESSA” is hereby amended by deleting that disclosure on page 138 of the joint proxy statement/prospectus and replacing it in its entirety with the following disclosure:

PNC FIG Advisory performed a discounted cash flow analysis to estimate a range for the implied equity value of ESSA common stock based on the present value of implied future dividends over a seven-year period and implied terminal values at the end of such period. In this analysis, PNC FIG Advisory assumed discount rates of 10%, 12% and 14% and calculated terminal values of 10.0x and 13.0x earnings at the end of seven fiscal years ending September 30, 2031, which terminal value multiples were selected based on PNC FIG Advisory’s professional judgment and taking into account the results of the Selected Company Analysis of ESSA described above. PNC FIG Advisory used financial projections and forecasts for ESSA provided to PNC FIG Advisory by the management of ESSA.  This analysis indicated an implied present value reference range of ESSA common stock of $11.18 per share to $17.16 per share, which are 6.7x and 10.3x, respectively, of ESSA’s earnings for the 12 months ended September 30, 2024 and 52% and 80%, respectively, of ESSA’s tangible book value as of September 30, 2024.

In assuming discount rates of 10%, 12% and 14% for this discounted cash flow analysis, PNC FIG Advisory employed the Kroll Cost of Capital Navigator in determining an appropriate discount rate. The discount rate for ESSA common stock equals the sum of the risk-free rate, the equity risk premium, the applicable size premium and the industry premium as described below from the Kroll Cost of Capital Navigator.  This discount rate calculation for ESSA common stock indicated a calculated discount rate of 11.73%.

Risk-free rate	4.59%
Equity risk premium	5.00%
Size premium	3.29%
Industry premium	(1.15)%

Source: Kroll Cost of Capital Navigator.

10. The disclosure under the heading “The Merger — Opinion of ESSA’s Financial Advisor — Selected Companies Analysis of CNB” is hereby amended by adding the following table below the table titled “Description of Selected Companies” on page 139 of the joint proxy statement/prospectus:
Description of Selected Companies (1)
Ticker	Total Assets	Efficiency Ratio (%)	Tangible Common Equity/ Tangible Assets (%)	NIM (%)	NPAs/ Assets (%)	ROAA (%)	ROAE (%)
Farmers National Banc Corp.	5,236,503	59.5	4.98	2.71	0.37	0.91	12.10
Financial Institutions, Inc.	6,156,317	66.5	6.93	2.83	0.65	0.83	11.28
Mid Penn Bancorp, Inc.	5,527,025	65.8	8.13	3.06	0.32	0.90	8.77
Orrstown Financial Services, Inc.	5,470,589	60.6	7.46	3.84	0.49	0.43	4.82
Park National Corporation	9,903,049	62.5	11.05	4.32	0.70	1.39	11.83
Peoples Bancorp Inc.	9,140,471	57.4	8.27	4.32	0.46	1.37	11.77
Peoples Financial Services Corp.	5,360,138	65.5	6.90	2.60	0.41	0.15	1.62
S&T Bancorp, Inc.	9,583,947	55.0	10.85	3.86	0.33	1.42	10.41
Tompkins Financial Corporation	8,006,427	67.9	7.91	2.77	0.78	0.85	10.02
TrustCo Bank Corp NY	6,109,680	60.6	10.94	2.54	0.36	0.78	7.33
Univest Financial Corporation	8,205,737	66.3	8.71	2.85	0.44	0.94	8.70

Source: S&P Global Market Intelligence.
(1)	Financial data was as of or for the 12 months ending September 30, 2024.

11. The disclosure under the heading “The Merger — Opinion of ESSA’s Financial Advisor — Discounted Cash Flow Analysis of CNB” is hereby amended by deleting that disclosure on page 141 of the joint proxy statement/prospectus and replacing it in its entirety with the following disclosure:

PNC FIG Advisory performed a discounted cash flow analysis to estimate a range for the implied equity value of CNB common stock based on the present value of implied future dividends over a seven-year period and implied terminal values at the end of such period. In this analysis, PNC FIG Advisory assumed discount rates of 8.5%, 10.5% and 12.5% and calculated terminal values of 10.0x and 13.0x earnings at the end of seven years, which terminal value multiples were selected based on PNC FIG Advisory’s professional judgment and taking into account the results of the Selected Company Analysis of CNB described above. PNC FIG Advisory used research analysts’ estimates for CNB in calendar years 2025 and 2026 and long-term growth rate and other assumptions for CNB provided to PNC FIG Advisory by the management of CNB. This analysis indicated an implied present value range of CNB common stock of $20.85 per share to $33.18 per share, which are 8.9x and 14.2x, respectively, of CNB’s earnings per share for the 12 months ended September 30, 2024 and 87% and 138%, respectively, of CNB’s tangible book value per share as of September 30, 2024.

In assuming discount rates of 8.5%, 10.5% and 12.5% for this discounted cash flow analysis, PNC FIG Advisory calculated the sum of the risk-free rate, the equity risk premium, the applicable size premium and the industry premium as described below from the Kroll Cost of Capital Navigator.  This discount rate calculation for CNB common stock indicated a calculated discount rate of 10.43%.

Risk-free rate	4.59%
Equity risk premium	5.00%
Size premium	1.99%
Industry premium	(1.15)%

Source: Kroll Cost of Capital Navigator.

12. The disclosure under the heading “The Merger — Opinion of ESSA’s Financial Advisor — Other Disclosures” is hereby supplemented by adding the following two paragraphs as the next-to-last paragraphs of this subsection on page 142:

Other than PNC FIG Advisory’s present engagement, PNC did not provide any services to ESSA during the two years ended February 28, 2025. For ESSA Bank, PNC provides fixed income, derivative/hedging services, letters of credit, and a fed funds line, and PNC’s fees received from ESSA Bank for these services were less than $50,000 in the aggregate during the 12 months ended February 28, 2025.

PNC provides the following services to CNB Bank: fixed income services, derivative/hedging, foreign exchange, letters of credit, a fed funds line, and an interest bearing DDA, and  PNC’s fees received from CNB for these services were less than $300,000 in the aggregate during the 12 months ended February 28, 2025, a substantial portion of which fees related to foreign exchange.

13. The disclosure under the heading “The Merger — Certain Unaudited Prospective Financial Information of CNB” is hereby supplemented by adding the following sentence below the table on page 143:

The future dividend assumption which CNB management provided to Piper Sandler for purposes of its financial analysis was also provided to PNC FIG Advisory for the seven-year period reflected in the discounted cash flow analysis of CNB performed by PNC FIG Advisory.

14. The disclosure under the heading “The Merger — Certain Unaudited Prospective Financial Information of ESSA” is hereby amended by deleting the table on page 145 and replacing it with the following:

Fiscal Year Ending September 30,
	2025E	2026E	2027E	2028E	2029E	2030E	2031E
(Dollars in thousands)
Net Income	$ 17,764	$ 18,297	$ 18,846	$ 19,411	$ 19,994	$ 20,594	$ 21,211
Dividends	$ 6,217	$ 6,404	$ 6,596	$ 6,794	$ 6,998	$ 7,208	$ 7,424

Important Additional Information and Where to Find It

In connection with the proposed Merger, CNB filed with the SEC a Registration Statement on Form S-4, as amended, that includes a joint proxy statement of CNB and ESSA and that also constitutes a prospectus of CNB. ESSA filed the definitive joint proxy statement/prospectus with the SEC on March 7, 2025. The definitive joint proxy statement/prospectus was mailed to the shareholders of ESSA on or about March 7, 2025. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS IN THEIR ENTIRETY, BECAUSE THESE MATERIALS CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT ESSA, CNB AND THE PROPOSED MERGER.  You may obtain a free copy of the registration statement, including the joint proxy statement/prospectus and other relevant documents filed by ESSA and CNB with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by ESSA with the SEC are available free of charge on ESSA’s website at www.essabancorp.com or by directing a request to ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, PA 18360, attention: Stephanie Lefferson, Corporate Secretary, telephone (570) 422-0182. Copies of the documents filed by CNB with the SEC are available free of charge on CNB’s website at www.cnbbank.com or by directing a request to CNB Financial Corporation, 1 South Second Street, Clearfield, NY 16830, attention: Secretary, telephone (814) 765-9621. The web addresses of the SEC, CNB and ESSA are included as inactive textual references only. Except as specifically incorporated by reference into the joint proxy statement/prospectus, information on those websites is not part of this joint proxy statement/prospectus.

No Offer

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

ESSA and CNB and their respective directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about ESSA’s executive officers and directors in ESSA’s Form 10-K/A filed with the SEC on January 28, 2025. You can find information about CNB’s executive officers and directors in the joint proxy statement/prospectus. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus filed with the SEC on March 7, 2025 and other relevant documents filed with the SEC. You may obtain free copies of these documents from ESSA or CNB using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about ESSA and CNB and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding ESSA’s or CNB’s business combination, future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to ESSA or CNB, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of ESSA and CNB may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of ESSA may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate ESSA’s operations and those of CNB; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) ESSA’s and CNB’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (14) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in ESSA’s definitive proxy statement/prospectus filed with the SEC on March 7, 2025, ESSA’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. ESSA and CNB do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.
DATE: April 9, 2025	By:	/s/ Gary S. Olson
Gary S. Olson, President and
Chief Executive Officer